UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     October 6, 2020

CRAFT BREW ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

929 North Russell Street

Portland, OR 97227-1733

(Address of principal executive offices, including zip code)

(503) 331-7270

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.005	BREW	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 6, 2020, Craft Brew Alliance, Inc., a Washington corporation (the “Company”), Kona Brewery LLC, a Hawaii limited liability company (“Kona”), and PV Brewing Partners, LLC, a Delaware limited liability company (“Buyer”), completed the previously announced sale by the Company to Buyer of 100% of the outstanding membership interests of Kona pursuant to that certain Membership Interest Purchase Agreement, dated as of June 10, 2020 (the “Purchase Agreement”), by and among the Company, Kona and Buyer, as amended by that certain First Amendment to the Membership Interest Purchase Agreement, dated as of October 1, 2020 (the “First Amendment”).

The foregoing descriptions of the Purchase Agreement and First Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, a copy of which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 11, 2020 and is incorporated herein by reference, and the First Amendment, a copy of which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 5, 2020 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Exhibit
2.1	Membership Interest Purchase Agreement, dated June 10, 2020, by and among Craft Brew Alliance, Inc., Kona Brewery LLC and PV Brewing Partners, LLC (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on June 11, 2020, and incorporated herein by reference).*
2.2	First Amendment to the Membership Interest Purchase Agreement, dated October 1, 2020, by and among Craft Brew Alliance, Inc., Kona Brewery LLC and PV Brewing Partners, LLC (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on October 5, 2020, and incorporated herein by reference).*

*Exhibits and schedules have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREW ALLIANCE, INC.

Date: October 6, 2020	By:	/s/ Marcus H. Reed
	Name:	Marcus H. Reed
	Title:	General Counsel and Assistant Secretary

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